Phase 2b/3 Topline Trial Results

RP-G28 For the Treatment of Lactose Intolerance

March 2017

Forward - Looking Statement

To the extent that statements contained in this presentation are not descriptions of historical facts regarding Ritter Pharmaceuticals, Inc., they are "forward-looking statements" under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. The words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Examples of forward looking statements contained in this presentation include, among others, statements regarding our ability to develop and commercialize RP-G28; status, timing and results of clinical trials; the potential benefits of RP-G28; the timing of seeking regulatory approval of RP-G28; our ability to obtain and maintain regulatory approval; our plans to develop and market RP-G28 and the timing of our development programs; our estimates of the size of the potential markets for RP-G28.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, risk that the FDA will not agree with our interpretation of the date results from our Phase 2b-3 clinical trial and our decision to exclude the data from the outlier center, and risks associated with the drug development process generally, including the outcomes of planned clinical trials and the regulatory review process. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under "Risk Factors" and other information contained in our Annual Report on Form 10-K for the year ended December 31, 2016 and in our publicly available filings with the Securities and Exchange Commission. You may access these documents for free by visiting the SEC website at www.sec.gov.

The forward-looking statements in this presentation represent our views as of the date of this presentation. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make, so you should not place undue reliance on our forward-looking statements. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise.

RP-G28 Novel Lactose Intolerance Treatment
Overview

- **RP-G28, has the potential to become the first FDA-approved Rx for lactose intolerance**
  - Novel, non-digestible oligosaccharide (Ultra high-purity)
  - Modulates the gut microbiome: Designed to stimulate and adapt the bacteria in GI tract to metabolize lactose to improve lactose tolerance
  - Delivered in a sachet powder, mixed with water and taken once for 30 consecutive days for long-lasting treatment benefit
- **Phase 2b/3: Designed to determine the efficacy, safety, and tolerability of two dosing regimens of RP-G28 in subjects with lactose intolerance**
  - 377-Subject Trial, completed October 2016
  - Multicenter, randomized, doubled-blind, placebo-controlled, parallel-group study
  - Sixteen (16) clinical sites nationwide
  - Type C Information meeting with FDA to discuss Statistical Analysis Plan, March 2017

Type C Informational Meeting Overview

- **The study helped develop patient reported outcomes to define and best quantify clinically meaningful benefit to patients suffering from lactose intolerance**
  - Endpoint developed through psychometric research and KOL input to demonstrate clinically meaningful patient benefit
- **Primary endpoint established as an abdominal symptom composite (abdominal pain, abdominal cramping, abdominal bloating and abdominal gas)**
  - The composite score represents the diverse constellation of GI symptoms patients experience
  - By reducing these symptoms, patients experience overall less symptom burden
  - The endpoint was discussed with the FDA prior to un-blinding the data and incorporates FDA's recommendations

Clinical Trial Protocol Design


Screening Phase
Treatment Phase
Post-Treatment Phase
Protocol Design
Screening & Randomization Baseline Measurements
Group A RP-G28 Low Dose
Group B RP-G28 High Dose
Group C Placebo
Post Treatment Measurements
30 Day Dairy Consumption
Post Dairy Measurements
No Dairy Consumption
Day(s)
-7
1-30
31
61

Primary Endpoint:

- The proportion of subjects who were abdominal symptom responders comparing the two active dose groups combined versus placebo using a two-sided test at the alpha=0.05 level of significance

Study Design

- Double-Blind, Placebo Controlled, Multi-center trial, n=377 enrolled
- 30-day course treatment, 30-day post-treatment dairy inclusion evaluation
- Inclusion/Exclusion Criteria - Blinded Lactose Challenge, Multi-Point Cardinal Symptoms Score, Bristol Stool Test & Hydrogen Breath Test Measuring Lactase Deficiency

Summary of Phase 2b/3 Topline Results

- **Topline data shows clinically meaningful benefit to subjects in the reduction of lactose intolerance symptoms**
  - We believe the abdominal symptom composite score performed well to best quantify and evaluate clinically meaningful treatment benefit
- **No significant adverse events (SAEs) associated with treatment**
  - Safety measurements showed no difference between treatment and placebo patients
- **Majority of analyses showed positive outcome measures and point to a clear drug effect**

% of Patients Meeting Abdominal Symptom Improvement (Day 31 / Post-dosing)

- Primary endpoint met statistical significance (n=296): 40% in the pooled treatment group compared to 26% in the placebo group responded (p=0.0159)^
- Because the primary analysis was statistically significant, the primary endpoint comparison between the high dose group and the placebo group was then tested and also met statistical significance (p=0.0294)
- ^Due to significant irregularities demonstrated at one study center (n=72), the data from this center were excluded from the primary analysis population*



% Patients Meeting Abdominal Symptom Improvement Day 31 / Post-Dosing (Excluding Irregular Site)^
Placebo
Treatment
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
26%
41%
26%
38%
26%
40%
Low Dose
High Dose
Pooled

P-Value	0.0434	0.0294	0.0159

*In the entire study population taking at least one dose of drug (n=368), including the excluded center, 40% of pooled treatment group responded compared to 31% of placebo group (p=0.0618)

Consistency of Treatment Benefit Across Key Symptoms

- **Reductions in individual symptoms demonstrate improved lactose tolerance and 30-days of durability of treatment effect**
- **Consistent treatment benefit compared to placebo seen in key symptoms:**
    - Abdominal pain
    - Cramping
    - Bloating
    - Gas
    - Bowel urgency
    - Composite abdominal symptoms

Global Patient Assessment Data
30 Days Post Treatment

- Consistent 30-day durability of treatment benefit reported in multiple global assessment tool endpoints
- Pooled treatment group compared to the placebo group reported statistically significant greater positive responses

Global Assessment Tool	All Sites (Excluding Irregular Site)	All Sites
Patient Assessment of Satisfaction (PASI)	p=0.0035*	P=0.009*
Patient Global Impression of Severity (PGIS)	p=0.0032*	p=0.031*
Patient Assessment of Adequate Relief (PAARI)	p=0.042*	p=0.058

* Statistical Significance

Path Forward

- **Finalize analysis of Phase 2b/3 study data**
  - Fully explore meaningfulness of treatment benefits and a number of additional endpoints and analyses
  - Assessment of gut microbiome outcomes
  - Further review irregular study center
- **The Company has requested an End-of-Phase 2 meeting with the FDA to collaboratively discuss:**
  - Phase 2b/3 study results, including the irregularities identified at one of the study centers
  - Design of a confirmatory Phase 3 study program
- **The Company believes that the successful completion of a confirmatory Phase 3 program could be adequate to support a New Drug Application (NDA) submission**

Summary

- Topline data shows a clinically meaningful benefit to subjects in the reduction of lactose intolerance symptoms
- No significant adverse events (SAEs) associated with treatment
- Majority of analyses showed positive outcome measures and point to a clear drug effect
- Supports further clinical development into Phase 3